                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       June 14, 1995
                                                --------------------------------

                              Dean Foods Company
- --------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

          Delaware                      0-1118                   36-0984820
- --------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

      3600 N. River Road           Franklin Park, IL               60131
- --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code    (708) 678-1680
                                                  ------------------------------


- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.       Other Events.

       On June 15, 1995, Dean Foods Company (the "Company"), filed a Prospectus Supplement dated June 14, 1995 to the Prospectus dated April 13, 1995, with the Securities and Exchange Commission (the "Commission") relating to the offering of $100,000,000 aggregate principal amount of its 6 3/4% Senior Notes Due June 15, 2005 (the "Notes"). The exhibits listed below in "Item 7. Financial Statements and Exhibits" are filed herewith in connection with the Company's Registration Statement on Form S-3 (Reg. No. 33-57353), as amended, originally filed with the Commission on January 19, 1995, which relates to the Notes.

Item 7.       Financial Statements and Exhibits.

       Exhibits

1.3 Underwriting Agreement dated June 14, 1995, between Dean Foods Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., relating to $100,000,000 aggregate principal amount of 6 3/4% Senior Notes Due June 15, 2005.

4.5    Form of 6 3/4% Senior Notes Due June 15, 2005.

                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Dean Foods Company
                                               ----------------------------
                                                      (Registrant)


Date: June 28, 1995                            /s/ Dale I. Hecox
      -------------                            ----------------------------
                                               Treasurer - Principal
                                               Accounting and Financial
                                               Officer

                               DEAN FOODS COMPANY

                                  $100,000,000

                     6 3/4% SENIOR NOTES DUE JUNE 15, 2005

                             UNDERWRITING AGREEMENT



                                                                   June 14, 1995



Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
c/o Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York  10020

Dear Sirs:

                 Dean Foods Company, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of $100,000,000 principal amount of its 6 3/4% Notes Due June 15, 2005 (the "Notes"). The Notes will be issued under an Indenture dated as of January 15, 1995 (the "Indenture") between the Company and Bank of America Illinois, as Trustee (the "Trustee"), and will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in the Prospectus Supplement referred to below.

                 The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Notes. Such registration statement, including all documents incorporated by reference therein and the exhibits thereto and all amendments filed on or prior to the Closing Date (as hereinafter defined), is hereinafter referred to as the "Registration Statement." The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing with the Commission, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), a prospectus supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement describing the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus." The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Notes, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and prior to the completion of the initial offering of the Notes.

                 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

                 (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or to the knowledge of the Company threatened by the Commission.

                 (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not include and, as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

                 (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such





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
qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (d) Each "significant subsidiary" (as defined in Regulation S-X promulgated by the Commission) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (e) This Agreement has been duly authorized, executed and delivered by the Company.

                 (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (iii) any requirement that a claim with respect to any Note denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law, and (iv) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit;

                 (g) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);





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
                 (h) The execution and delivery by the Company of this Agreement, the Notes and the Indenture, and the performance by the Company of its obligations under this Agreement, the Notes and the Indenture will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary which contravention would have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes or the Indenture, except such as may be required under the Securities Act or by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

                 (i) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                 (j) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied as to form when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                 (k) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                 (l) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                 2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.99% of the principal amount thereof, plus accrued interest, if any, on the Notes from June 19, 1995, to the Closing Date (as





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
defined below), the principal amount of the Notes set forth opposite such Underwriter's name in Schedule I hereto.

                 3. DELIVERY AND PAYMENT. Delivery of and payment for the Notes shall be made at 10:00 A.M., Chicago time, on June 19, 1995, or such later date (not later than June 26, 1995) as the Underwriters shall designate, which date and time of delivery and payment for the Notes being herein called the "Closing Date"). Delivery of the Notes shall be made to the Underwriters for their respective accounts against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds. Delivery of the Notes shall be made at such location as the Underwriters shall reasonably designate at least one business day in advance of the Closing Date and payment for the Notes shall be made at the office of Sidley & Austin, One First National Plaza, Chicago, Illinois on the Closing Date. Certificates for the Notes shall be registered in such names and in such denominations as the Underwriters may request not less than two full business days in advance of the Closing Date.

                 The Company agrees to have the Notes available for inspection, checking and packaging by the Underwriters not later than 1:00 p.m. on the business day prior to the Closing Date.

                 4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Notes for sale to the public as set forth in the Prospectus.

                 5.  AGREEMENTS.  The Company agrees with each Underwriter that:

                 (a) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Notes, to furnish to the Underwriters a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object.

                 (b) If, during such period after the first date of public offering of the Notes as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Notes may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                 (c) The Company will make generally available to its security holders and to the Underwriters as soon as practicable financial statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering a twelve month period beginning on the first day of the Company's first full fiscal quarter after the date of this Agreement. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                 (d) The Company has furnished to each Underwriter, without charge, a true and correct copy of the Registration Statement as filed with the Commission, including exhibits and all amendments thereto, and will furnish as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as such Underwriter may reasonably request.

                 (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to maintain such qualifications for as long as the Underwriters shall reasonably request; provided that in no event shall the Company be required to qualify as a foreign corporation or obligated to file any general consent to service of process in order to make the Notes eligible for registration or qualification in any jurisdiction.

                 (f) The Company shall furnish to the Underwriters such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, and the performance by the Company of its obligations hereunder or thereunder as the Underwriters may from time to time reasonably request.

                 (g) The Company shall notify the Underwriters promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                 (h) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto incurred by the Company, (ii) the preparation, issuance and delivery of the Notes, (iii) the reasonable fees and disbursements of the Company's counsel and accountants and of the Trustee, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 5(e), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Memorandum, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, and (vi) any fees charged by rating agencies for the rating of the Notes.

                 (i) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, the Company will not offer, sell, contract to sell or otherwise issue any debt securities of the Company substantially similar to the Notes (other than (i) the Notes and (iii) commercial paper issued in the ordinary course of business), without the prior written consent of the Underwriters.

                 6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters are subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent when and as specified:

                 (a) Subject to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

                 (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Underwriters, is material and adverse and that makes it, in the reasonable judgment of the





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         Underwriters impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus; and

                 (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                 (b)  On the Closing Date the Underwriters shall have received:

                 (i) The opinion, dated as of such date, of Eric A. Blanchard, General Counsel of the Company, to the effect that:

                          (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                          (B) each "significant subsidiary" (as defined in Regulation S-X promulgated by the Commission) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                          (C) the execution and delivery by the Company of this Agreement, the Notes and the Indenture and the performance by the Company of its obligations under this Agreement, the Notes and the Indenture will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes and the Indenture except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes or as required by the NASD;

                          (D) the statements (1) in the Registration Statement under Item 15, (2) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (3) in "Item 1
                 - Legal Proceedings" or Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents and proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents and proceedings and fairly summarize, in all material respects, the matters referred to therein;

                          (E) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to such Registration Statement that are not described, filed or incorporated as required; and

                          (F) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement (except for financial statements and the notes thereto or supporting schedules and other financial or statistical data derived therefrom contained in the Registration Statement or incorporated therein by reference as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

                 Such counsel shall also state that based on his participation in conferences with representatives of the Underwriters, representatives of the Company, counsel for the Underwriters, special counsel for the Company and representatives of the independent accountants for the Company during which the contents of the Registration Statement and the Prospectus and related matters were discussed, his review of certain corporate documents, his understanding of applicable law and the experience he has gained in his practice thereunder, nothing has come to his attention that caused him to believe that the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth therein or incorporated by reference, as to which no advice is given and except for that part of the Registration Statement that constitutes the Form T-1 referred to herein, as to which no advice is given), as of its effective date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth therein or incorporated by reference, as to which no advice is given), as of the date of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (ii) The opinion, dated as of such date, of Kirkland & Ellis, special counsel for the Company, to the effect that:

                          (A) this Agreement has been duly authorized, executed and delivered by the Company;

                          (B) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Trustee, the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such counsel need not express any opinion as to (i) the effect of applicable bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance, moratorium and other similar laws affecting the rights of creditors' generally, (ii) the effect of rules of law and legal and equitable principles governing specific performance, injunctive relief, rights of acceleration and other equitable remedies, regardless of whether enforceability of any obligation is considered in a proceeding in equity or at law, (iii) the conflicts of law or choice of law provisions contained therein to the extent such provisions may be applied by any courts other than the courts in the State of New York,
                 (iv) remedies available in respect of violations or breaches by the Company which are determined by a court to be the proximate result of action taken by any other party which actions such other party is not entitled to take, (v) any provision which purports, by implication or otherwise, to state that the failure to exercise or a delay in exercising rights or remedies will not operate as a waiver of any such right or remedy, or (vi) any provision which purports or would operate to render ineffective any waiver or modification not in writing;

                          (C) the Notes have been duly authorized by the Company and when the terms thereof have been duly established in accordance with the Indenture, and when duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment of the agreed upon consideration by the Underwriters in accordance with the terms of the Underwriting Agreement will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and are enforceable against the Company in accordance with their terms, except such counsel need not express any opinion as to (i) the effect of applicable bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance, moratorium and other similar laws affecting the rights of creditors' generally, (ii) the effect of rules of law and legal and equitable principles governing specific performance, injunctive relief, rights of acceleration and other equitable remedies, regardless of whether enforceability of any obligation is considered in a proceeding in equity or at law, (iii) the conflicts of law or choice of law provisions contained therein to the extent such provisions may be applied by any courts other than the courts in the State of New York, (iv) remedies available in respect of violations or breaches by the Company which are determined by a court to be the proximate result of action taken by any other party which actions such other party in not entitled to take, (v) any provision which purports, by implication or otherwise, to state that the failure to exercise or a delay in exercising rights or remedies will not operate as a waiver of any such right or remedy, or (vi) any provision which purports or would operate to render ineffective any waiver or modification not in writing;

                          (D) the statements in the Prospectus, as then amended or supplemented, under the captions "Description of Debt Securities" and "Description of the Notes" insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present in all material respects the information called for with respect to such legal matters and documents and fairly summarize in all material respects the matters referred to therein; and

                          (E) assuming that each document incorporated by reference in the Registration Statement complied as to form to the requirements of the Exchange Act, the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth therein or incorporated by reference, as to which such counsel need not express any opinion and except for that portion of the Registration Statement that constitutes the Form T-1 referred to herein, as to which such counsel need not express any opinion), complies as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                 Such counsel shall also state that based on their participation in conferences with representatives of the Underwriters, representatives of the Company, counsel for the Underwriters, counsel for the Company and representatives of the independent accountants for the Company during which the contents of the Registration Statement and the Prospectus and related matters were discussed (the documents incorporated by reference having been prepared without their involvement), their review of certain corporate documents furnished to them by the Company, their understanding of applicable law and the experience they have gained in their practice thereunder, they advise you that nothing has come to their attention that caused them to believe that the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth therein or incorporated by reference, as to which no advice is given and except for that part of the Registration Statement that constitutes the Form T-1 referred to herein, as to which no advise is given), as of its effective date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth therein or incorporated by reference, as to which no advice is given), as of the date of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

                 (iii) The opinion, dated as of such date, of Sidley & Austin, counsel for the Underwriters, covering the matters in subparagraphs
         (A), (B), (C) and (D) (with respect to statements in the Prospectus under the captions "Description of Debt Securities" and "Description of the Notes") of paragraph (ii), and the last paragraph of paragraph
         (b)(ii) above.

                 For the purpose of expressing the opinions contained in paragraph (ii)(C) and (iii)(C) above, Kirkland & Ellis and Sidley & Austin, respectively, may assume that neither the issuance, sale and delivery of any Note, nor any of the terms of such Note, nor compliance by the Company with the terms of such Note, will violate the charter or by-laws of the Company or any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or government body having jurisdiction over the Company. With respect to the last paragraph of paragraphs (b)(i) and
(b)(ii) above, Eric A. Blanchard and Kirkland & Ellis, respectively, may each state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to the last paragraph of paragraph (b)(ii) above, Sidley & Austin may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                 The opinion of Sidley & Austin described in paragraph (b)(iii) above shall be rendered to you at the request of the Company and shall so state therein.

                 (c) The Underwriters shall have received a certificate on behalf of the Company, dated the Closing Date and signed by an officer of the Company to the effect set forth in subparagraph (a)(ii) above and to the effect that the representations and warranties of the Company contained herein are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his knowledge.

                 (d) On the Closing Date, the Company's independent accountants shall have furnished to the Underwriters a letter, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                 (e) The Company shall furnish to the Underwriters such appropriate further information, certificates and documents as they may reasonably request.

                 7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Notes, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Notes to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict of interest between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by you or, if you are not an indemnified party and are not reasonably likely to become an indemnified party, by J.P. Morgan Securities Inc., in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (d) To the extent that the indemnified party has notified the indemnifying party of a proceeding as provided under subsection (c) above and the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Underwriter on the other hand from the offering of such Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Underwriter on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions which the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by each Underwriter in respect thereof. The relative fault of the Company on the one hand and of each Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Underwriter's obligation to contribute pursuant to this Section 7 shall be several in proportion to the respective principal amounts of the Notes they have purchased hereunder, and not joint.

                 (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by and distributed to the public were offered and sold to the public through such Underwriter exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 8. TERMINATION. This Agreement shall be subject to termination by notice given by the Underwriters to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and
(b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Underwriters, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

                 9. DEFAULTING UNDERWRITERS. If, on the Closing Date, any Underwriter shall fail or refuse to purchase Notes and the aggregate amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Notes to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                 If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                 10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of an Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 and delivery of and payment for the Notes.

                 11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to you, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley & Co Incorporated at 1221 Avenue of the Americas, New York, New York 10020, Attention: Managing Director, Debt Syndicate (telefax number: 212-764-7490) and to J.P. Morgan Securities Inc. at 60 Wall Street, New York, New York 10260-0060, Attention: Medium-Term Note Desk (telefax number: 212-648-5907), or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 3600 N. River Road, Franklin Park, Illinois 60131, Attention: General Counsel (telefax number:
708-671-8744).

                 12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

                 13. AMENDMENTS. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Underwriter.

                 14. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 16. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                              Very truly yours,

                                              DEAN FOODS COMPANY


                                              By: /s/ Dale I. Hecox
                                                  ------------------------------
                                                  Title: Treasurer


The foregoing Agreement
is hereby confirmed
and accepted as of the
date first above written.

MORGAN STANLEY & CO. INCORPORATED
J.P. MORGAN SECURITIES INC.

By:  Morgan Stanley & Co. Incorporated



By: /s/ May Busch
    ------------------------------
    Title: Principal

                                   SCHEDULE I


                                                                  PRINCIPAL AMOUNT
                                                                    OF NOTES TO
UNDERWRITER                                                         BE PURCHASED
- -----------                                                       ----------------
Morgan Stanley & Co. Incorporated                                   $ 50,000,000

J.P. Morgan Securities Inc.                                         $ 50,000,000
                                                                    ------------

                          Total                                     $100,000,000

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                               DEAN FOODS COMPANY
                         6 3/4% NOTES DUE JUNE 15, 2005

NO. 1                                                               $100,000,000
                                                                 CUSIP 242361AA1

                 Dean Foods Company, a Delaware corporation (herein called the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co. or its registered assigns, the principal sum of One Hundred Million United States Dollars on June 15, 2005, and to pay interest, semiannually on June 15 and December 15 of each year, commencing December 15, 1995, on said principal sum, at the rate per annum specified in the title of this Note, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months from the June 15 or the December 15, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on this Note, in which case from June 19, 1995, until payment of said principal sum has been made or duly provided for. Payments of such principal and interest shall be made at the office or agency of the Issuer in The City of New York, State of New York, which, subject to the right of the Issuer to vary or terminate the appointment of such agency, shall initially be at the principal office of Mellon Securities Transfer Services, Inc., 120 Broadway, 33rd Floor, New York, NY 10271; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register. The interest so payable on any June 15 or December 15, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this
Note is registered at the close of business on the June 1 or December 1, as the case may be, next preceding such June 15 or December 15.

                 Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                 This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or Authentication Agent under the Indenture referred to on the reverse hereof.

                 IN WITNESS WHEREOF, DEAN FOODS COMPANY has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                            DEAN FOODS COMPANY


                                            By:
                                               ------------------------------
                                                    Chairman of the Board and
                                                    Chief Executive Officer
ATTEST:

- -----------------------------
Title:


                 This is one of the Securities of the Series designated herein referred to in the within-mentioned Indenture.


Dated:  June 19, 1995                      BANK OF AMERICA ILLINOIS,
                                            as Trustee


                                           By:
                                              ------------------------------
                                                  Authorized Signatory

ATTEST:

- -------------------------------
Title:

                           [FORM OF REVERSE OF NOTE]

                               DEAN FOODS COMPANY

                         6 3/4% NOTE DUE JUNE 15, 2005


                 This Note is one of a duly authorized issue of debt securities of the Company (herein called the "Securities"), issuable in one or more Series, unlimited in aggregate principal amount except as may be otherwise provided in respect of the Securities of a particular Series, issued and to be issued under and pursuant to an Indenture dated as of January 15, 1995 (herein called the "Indenture"), duly executed and delivered by the Company to Bank of America Illinois, as Trustee (the "Trustee"), and is one of a Series designated as the 6 3/4% Notes due June 15, 2005 limited in aggregate principal amount to $100,000,000. Reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of Securities (including Holders of the Securities of this Series) and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may bear interest at different rates, which may be fixed or variable, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture.

                 The Securities are general, direct, unconditional and unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

                 If an Event of Default shall have occurred and be continuing with respect to the Notes, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then Outstanding, may declare the entire principal of, and premium, if any, on all of the Notes then Outstanding and the interest accrued thereon to be due and payable immediately in the manner and with the effect provided in the Indenture. Prior to a declaration of acceleration of the Maturity of any Notes, the Holders of not less than a majority in aggregate principal amount of the Notes then Outstanding with respect to which a default or breach or an Event of Default shall have occurred and be continuing may on behalf of the Holders of all of the Notes waive any past default or breach or Event of Default and its consequences, except a default or breach or Event of Default in the payment of principal of, or premium, if any, or interest on any Notes. Upon any such waiver, such default or breach shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured with the effect provided in the Indenture but no such waiver shall extend to any subsequent or other default or breach or Event of Default or impair any right consequent on such subsequent default or breach or Event of Default.

                 The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities then Outstanding of all Series which are affected by such amendment or modification, except that certain amendments which do not adversely affect the rights of any Holder of the Securities may be made without the approval of Holders of the Securities and no amendment or modification may, among other things, extend the Stated Maturity of any Security, reduce the principal amount thereof, reduce the rate or extend the time of payment of any interest thereon without the consent of the Holder of each Security so affected or reduce the aforesaid majority in aggregate principal amount of Securities of any Series, the consent of the Holders of which is required for any such amendment or modification, without the consent of the Holders of all Securities of each affected Series.

                 Notwithstanding any provision in the Indenture or any provision of this Note, the Holder of this Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                 As provided in the Indenture and subject to certain limitations set forth therein, transfer of this Note is registrable on the Security Register, upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The City of New York, State of New York, or such other offices or agencies as the Issuer may designate, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of Authorized Denomination, of the same series and of like aggregate principal amount at Stated Maturity. "Authorized Denominations" means $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

                 The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations set forth therein, Notes in registered form are exchangeable for one or more new Securities of this Series and of like tenor, for the same aggregate principal amount and of Authorized Denominations, as requested by the Holder surrendering the same at the agency of the Issuer in The City of New York, State of New York. No service charge shall be made for any such exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                 No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in this Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

                 The Indenture with respect to any Series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such Series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article Ten of the Indenture.

                 The Indenture and this Note shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State.

                 Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM          - as tenants in common
         TEN ENT          - as tenants by the entireties
         JT TEN           - as joint tenants with right of survivorship and
                            not as tenants in common
         UNIF GIFT MIN
          ACT             -                Custodian
                            --------------           ---------------
                              (Custodian)                (minor)
                          Under Uniform Gifts to Minor Act (               )
                                                            ---------------
                                                                 (State)

         Additional abbreviations may also be used though not in the above list.

                               ASSIGNMENT FORM
================================================================================
                  To assign this Note, fill in the form below:

         I or we assign and transfer this Note to

                         ----------------------------
                         [                          ]
                         ----------------------------

                 Insert assignee's soc. sec. or tax I.D. no.


- --------------------------------------------------------------------------------
            (Print or type assignee's name, address and zip code)


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and irrevocably appoint
                         -------------------------------------------------------

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agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

- --------------------------------------------------------------------------------

Dated:
        --------------------------           -----------------------------------

                                             -----------------------------------

         NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a member of a recognized Medallion Program approved by the Securities Transfer Association Inc.





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